SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 16, 2004

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

         One Airport Center
         7700 N.E. Ambassador Place
         Portland, Oregon                                    97220
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581



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Item 12.  Results of Operations and Financial Condition.

            On August 16, 2004, Rentrak Corporation ("Rentrak") issued a press release (the "earnings release") announcing its financial results for its fiscal 2005 first quarter ended June 30, 2004.

            This  discussion,  as  well as the  earnings  release  furnished  as
Exhibit 99.1 to this report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Exhibits

            99.1 Press release dated August 16, 2004.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RENTRAK CORPORATION


Dated:  August 16, 2004             By:  /s/ Mark L. Thoenes
                                         -------------------------------
                                         Mark L. Thoenes
                                         Senior Vice President and
                                         Chief Financial Officer